Execution Version

AMENDMENT

AMENDMENT made as of May 1, 2022 to that certain Fund Administration and Accounting Agreement dated as of February 3, 2006, as amended from time to time, between each Fund listed on the attached Schedule A thereto, including any series thereof (collectively, the "Funds") and The Bank of New York Mellon (formerly, The Bank of New York) ("BNY") (such Fund Administration and Accounting Agreement, as amended, hereinafter referred to as the "Accounting Agreement"). Capitalized terms not otherwise defined herein shall have the meaning assigned to them pursuant to the Accounting Agreement.

WHEREAS, the parties wish to amend the Accounting Agreement to add certain Funds, as parties to the to the Accounting Agreement;

NOW, THEREFORE, for and in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.Schedule A of the Accounting Agreement shall be amended as set forth in Exhibit I to this Amendment, attached hereto and made a part hereof.

2.Each party represents to the other that this Amendment has been duly executed.

3.The parties expressly agree that this Amendment may be executed in one or more counterparts and expressly agree that such execution may occur by manual signature on a physically delivered copy of this Amendment, by a manual signature on a copy of this Amendment transmitted by facsimile transmission, by a manual signature on a copy of this Amendment transmitted as an imaged document attached to an email, or by "Electronic Signature", which is hereby defined to mean inserting an image, representation or symbol of a signature into an electronic copy of this Amendment by electronic, digital or other technological methods. Each counterpart executed in accordance with the foregoing shall be deemed an original, with all such counterparts together constituting one and the same instrument. The exchange of executed counterparts of this Amendment or of executed signature pages to counterparts of this Amendment, in either case by facsimile transmission or as an imaged document attached to an email transmission, shall constitute effective execution and delivery of this Amendment and may be used for all purposes in lieu of a manually executed and physically delivered copy of this Amendment.

4.Schedule A of the Fund Administration and Accounting Agreement, as amended by Exhibit I to this Amendment, shall become effective for each Fund as of the date of first service as listed in Exhibit I hereto upon execution by the parties hereto. From and after the execution hereof, any reference to the Accounting Agreement shall be a reference to the Accounting Agreement as amended hereby. Except as amended hereby, the Accounting Agreement shall remain in full force and effect.

5.If any provision of the Agreement including this Amendment is found to be invalid, illegal or unenforceable, no other provision of the Agreement or this Amendment shall be affected, and all other provisions shall be enforced to the full extent of the law.

6.This Amendment shall be governed by the laws of the State of New York, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives, as of the day and year first above written. An authorized representative, if executing this Amendment by Electronic Signature, affirms authorization to execute this Amendment by Electronic Signature and that the Electronic Signature represents an intent to enter into this Amendment and an agreement with its terms.

EACH FUND LISTED ON

EXHIBIT I HERETO

By:	/s/ Elyse McLaughlin
Name:	--------------------------------
Elyse McLaughlin
Title:	Assistant Treasurer
THE BANK OF NEW YORK MELLON
By	/s/ Tatyana Karamov
--------------------------------
Name:	Tatyana Karamov
Title:	Vice President, Client Service Director

Exhibit I

SCHEDULE A TO THE ACCOUNTING AGREEMENT

INSURANCE FUNDS

Date of First
RIC/Fund Name	Former Name	Service
Advanced Series Trust
AST AllianzGI World Trends Portfolios	AST RCM World Trends Portfolio and AST	3/1/13
Moderate Asset Allocation Portfolio
AST American Funds Growth Allocation Portfolio		4/5/18
AST BlackRock 60/40 Target Allocation ETF Portfolio		12/11/18
AST BlackRock 80/20 Target Allocation ETF Portfolio		12/11/18
AST Bond Portfolio 2022		12/31/10
AST Bond Portfolio 2023		12/28/11
AST Bond Portfolio 2024		11/14/12
AST Bond Portfolio 2025		12/5/13
AST Bond Portfolio 2026		1/2/15
AST Bond Portfolio 2027		12/21/15
AST Bond Portfolio 2028		12/15/16
AST Bond Portfolio 2029		12/1/17
AST Bond Portfolio 2030		12/11/18
AST Bond Portfolio 2031		12/2/19
AST Bond Portfolio 2032	`	12/11/20
AST Bond Portfolio 2033		12/1/21
AST ClearBridge Dividend Growth Portfolio		2/1/13
AST Core Fixed Income Portfolio	AST Western Asset Core Plus Bond Portfolio	11/1/2007
AST Fidelity Institutional AM® Quantitative Portfolio	AST FI Pyramis Quantitative Portfolio and	2/1/14
AST First Trust Balanced Target Portfolio
AST Franklin 85/15 Diversified Allocation Portfolio	AST Legg Mason Diversified Growth Portfolio	7/1/14
AST Global Bond Portfolio	AST Wellington Management Global Bond	7/8/15
Portfolio
AST Investment Grade Bond Portfolio		1/28/08
AST Jennison Large-Cap Growth Portfolio		9/25/09
AST Large-Cap Core Portfolio	AST QMA Large-Cap Portfolio	4/1/13
AST MFS Growth Allocation Portfolio	AST New Discovery Asset Allocation Portfolio	3/25/12
AST Multi-Sector Fixed-Income Portfolio	AST Long Duration Bond Portfolio	2/25/13
AST Prudential Flexible Multi-Strategy Portfolio		4/15/14
AST QMA International Core Equity Portfolio		1/5/15
AST Small-Cap Growth Opportunities Portfolio		11/1/14
AST Target Maturity Central Portfolio		4/25/22
AST T. Rowe Price Diversified Real Growth Portfolio		4/15/14
AST T. Rowe Price Growth Opportunities Portfolio		12/5/13
AST Wellington Management Hedged Equity Portfolio	AST Aggressive Asset Allocation Portfolio	5/1/11

AST Western Asset Emerging Markets Debt Portfolio		8/20/12
The Prudential Series Fund
PSF PGIM 50/50 Balanced Portfolio	Conservative Balanced Portfolio	7/25/05
PSF PGIM Total Return Bond Portfolio	Diversified Bond Portfolio	7/25/05
PSF PGIM Flexible Managed Portfolio	Flexible Managed Portfolio	7/25/05
PSF Global Portfolio	Global Portfolio	7/25/05
PSF PGIM Government Income Portfolio	Government Income Portfolio	7/25/05
PSF PGIM Government Money Market Portfolio	Government Money Market Portfolio, Money	9/12/05
Market Portfolio
PSF PGIM High Yield Bond Portfolio	High Yield Bond Portfolio	7/25/05
PSF PGIM Jennison Growth Portfolio	Jennison Portfolio	7/25/05
PSF PGIM Jennison Focused Blend Portfolio	Jennison 20/20 Focus Portfolio	7/25/05
PSF Natural Resources Portfolio	Natural Resources Portfolio	7/25/05
PSF Small-Cap Stock Index Portfolio	Small Capitalization Stock Portfolio	7/25/05
PSF Stock Index Portfolio	Stock Index Portfolio	7/25/05
PSF PGIM Jennison Value Portfolio	Value Portfolio	7/25/05
PSF Mid-Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio	7/25/05
Prudential Gibraltar Fund		7/25/05

RETAIL FUNDS

Date of First
RIC/Fund Name	Former Name	Service
Prudential Global Total Return Fund, Inc.	Dryden Global Total Return Fund, Inc.
PGIM Global Total Return Fund	Prudential Global Total Return Fund,	6/6/05
Prudential Global Total Return Fund, Inc.
PGIM Global Total Return (USD Hedged) Fund	Prudential Global Total Return (USD Hedged)	12/1/17
Fund
Prudential Government Money Market Fund, Inc.	Prudential MoneyMart Assets, Inc.,
MoneyMart Assets, Inc.
PGIM Government Money Market Fund	Prudential Government Money Market Fund,	6/6/05
Inc.
Prudential Investment Portfolios, Inc.
Prudential Balanced Fund, Prudential Asset
PGIM Balanced Fund	Allocation Fund, Dryden Asset Allocation	6/6/05
Fund, Dryden Active Allocation Fund
PGIM Jennison Equity Opportunity Fund,
PGIM Jennison Focused Value Fund	Prudential Jennison Equity Opportunity Fund,	6/27/05
Jennison Equity Opportunity Fund
PGIM Jennison Growth Fund	Prudential Jennison Growth Fund, Jennison	6/27/05
Growth Fund
Prudential Investment Portfolios 2	Dryden Core Investment Fund
PGIM Quant Solutions Commodity Strategies Fund	PGIM QMA Commodity Strategies Fund	11/1/16
Prudential Commodity Strategies Fund
PGIM Commodity Strategies Subsidiary, Ltd.	Prudential Commodity Strategies Subsidiary,	11/1/16
Ltd.

PGIM Core Conservative Bond Fund	Prudential Core Conservative Bond Fund	11/1/16
PGIM Core Short Term Bond Fund	Prudential Core Short Term Bond Fund, Short	6/6/05
Term Bond Series
Prudential Core Ultra Short Bond Fund,
PGIM Core Ultra Short Bond Fund	Prudential Core Taxable Money Market Fund,	6/6/05
Taxable Money Market Series
PGIM Institutional Money Market Fund	Prudential Institutional Money Market Fund	7/15/16
PGIM Jennison Small-Cap Core Equity Fund	Prudential Jennison Small-Cap Core Equity	11/1/16
Fund
PGIM Quant Solutions Emerging Markets Equity Fund	Prudential QMA Emerging Markets Equity	11/1/16
Fund
PGIM Quant Solutions International Developed Markets	Prudential QMA International Developed
Index Fund	Markets Index Fund	11/1/16
PGIM Quant Solutions Mid-Cap Core Fund	PGIM QMA Mid-Cap Core Equity Fund	11/1/16
Prudential QMA Mid-Cap Core Equity Fund
PGIM Quant Solutions US Broad Market Index Fund	PGIM QMA US Broad Market Index Fund	11/1/16
Prudential QMA US Broad Market Index Fund
PGIM TIPS Fund	Prudential TIPS Fund	11/1/16
Prudential Investment Portfolios 3	Jennison Dryden Opportunity Funds,
Strategic Partners Opportunity Funds
Prudential Jennison Select Growth Fund,
PGIM Jennison Focused Growth Fund	Jennison Select Growth Fund, Strategic	12/9/02
Partners Focused Growth Fund
PGIM Quant Solutions Large-Cap Value Fund	PGIM QMA Large-Cap Value Fund	4/1/14
PGIM Strategic Bond Fund	Prudential Unconstrained Bond Fund, PGIM	6/1/15
Unconstrained Bond Fund
PGIM Global Dynamic Bond Fund	Prudential Global Absolute Return Bond Fund,	10/1/15
PGIM Global Absolute Return Bond Fund
PGIM Wadhwani Systematic Absolute Return Fund	PGIM QMAW Systematic Absolute Return	09/28/21
Fund
Prudential Investment Portfolios 4	Dryden Municipal Bond Fund
PGIM Muni High Income Fund	Prudential Muni High Income Fund, High	6/6/05
Income Series
Prudential Investment Portfolios 5	Strategic Partners Style Specific Funds
PGIM 60/40 Allocation Fund		9/1/15
Prudential Day One Income Fund		11/1/16
Prudential Day One 2015 Fund		11/1/16
Prudential Day One 2020 Fund		11/1/16
Prudential Day One 2025 Fund		11/1/16
Prudential Day One 2030 Fund		11/1/16
Prudential Day One 2035 Fund		11/1/16
Prudential Day One 2040 Fund		11/1/16
Prudential Day One 2045 Fund		11/1/16
Prudential Day One 2050 Fund		11/1/16
Prudential Day One 2055 Fund		11/1/16
Prudential Day One 2060 Fund		11/1/16
Prudential Day One 2065 Fund		12/16/19

Prudential Jennison Diversified Growth Fund
PGIM Jennison Diversified Growth Fund	and Prudential Jennison Conservative Growth	11/18/02
Fund
PGIM Jennison Rising Dividend Fund	Prudential Jennison Rising Dividend Fund	3/5/14
Prudential Investment Portfolios 6	Dryden California Municipal Fund
PGIM California Muni Income Fund	Prudential California Muni Income Fund	9/12/05
Prudential Investment Portfolios 7	JennisonDryden Portfolios
PGIM Jennison Value Fund	Prudential Jennison Value Fund	6/27/05
Prudential Investment Portfolios 8	Dryden Index Series Fund
PGIM QMA Stock Index Fund
PGIM Quant Solutions Stock Index Fund	Prudential QMA Stock Index Fund, Prudential	6/27/05
Stock Index Fund
PGIM Securitized Credit Fund		7/1/19
Prudential Investment Portfolios 9	Dryden Tax-Managed Funds
PGIM Absolute Return Bond Fund	Prudential Absolute Return Bond Fund	3/30/11
PGIM International Bond Fund	Prudential International Bond Fund	11/1/16
PGIM QMA Large-Cap Core Equity Fund
Prudential QMA Large-Cap Core Equity Fund,
PGIM Quant Solutions Large-Cap Core Fund	Prudential Large-Cap Core Equity Fund,	6/27/05
Dryden Large-Cap Core Equity Fund
PGIM Select Real Estate Fund	Prudential Select Real Estate Fund	7/7/14
PGIM Real Estate Income Fund	Prudential Real Estate Income Fund	6/1/15
Prudential Investment Portfolios 12	Prudential Global Real Estate Fund
PGIM Short Duration Muni High Income
PGIM Short Duration Muni Fund	Fund, Prudential Short Duration Muni High	5/28/14
Income Fund
PGIM Jennison Technology Fund		6/18/18
PGIM Jennison NextGeneration Global Opportunities Fund		09/14/21
PGIM Jennison International Small-Mid Cap Opportunities
Fund		09/14/21
Prudential Investment Portfolios, Inc. 14	Prudential Government Income Fund, Inc.
PGIM Government Income Fund	Prudential Government Income Fund, Dryden	7/25/05
Government Income Fund, Inc.
PGIM Floating Rate Income Fund	Prudential Floating Rate Income Fund	3/30/11
Prudential Investment Portfolios, Inc. 15	Prudential High Yield Fund, Inc., Dryden
High Yield Fund, Inc.
PGIM Short Duration High Yield Income Fund	Prudential Short Duration High Yield Income	9/24/12
Fund
PGIM High Yield Fund	Prudential High Yield Fund	7/25/05
PGIM ESG High Yield Fund		12/8/21

Prudential Investment Portfolios 16
PGIM Income Build Fund		12/30/15
Prudential Investment Portfolios, Inc. 17	Prudential Total Return Bond Fund, Inc.,
Dryden Total Return Bond Fund, Inc.
PGIM Total Return Bond Fund	Prudential Total Return Bond Fund	7/25/05
PGIM Short Duration Multi-Sector Bond Fund	Prudential Short Duration Multi-Sector Bond	12/5/13
Fund
PGIM ESG Total Return Bond Fund		09/30/21
PGIM ESG Short Duration Multi-Sector Bond Fund		05/25/22
Prudential Investment Portfolios 18	Prudential Jennison 20/20 Focus Fund,	6/27/05
Jennison 20/20 Focus Fund

PGIM Jennison MLP Fund	Prudential Jennison MLP Fund	12/5/13
Prudential Jennison Blend Fund, Inc	Jennison Blend Fund, Inc., Strategic Partners
Equity Fund, Inc.
PGIM Jennison Blend Fund	Prudential Jennison Blend Fund, Inc	9/12/05
Prudential Jennison Mid-Cap Growth Fund, Inc.	Jennison Mid-Cap Growth Fund, Inc.,
Jennison U.S. Emerging Growth Fund, Inc.
PGIM Jennison Mid-Cap Growth Fund	Prudential Jennison Mid-Cap Growth Fund,	6/27/05
Inc.
Prudential Jennison Natural Resources Fund, Inc.	Jennison Natural Resources Fund, Inc.
PGIM Jennison Natural Resources Fund	Prudential Jennison Natural Resources Fund,	6/27/05
Inc.
Prudential Jennison Small Company Fund, Inc.	Jennison Small Company Fund, Inc.
PGIM Jennison Small Company Fund	Prudential Jennison Small Company Fund, Inc.	6/27/05
Prudential National Muni Fund, Inc.	Dryden National Municipals Fund, Inc.
PGIM National Muni Fund	Prudential National Muni Fund, Inc.	9/12/05
Prudential Sector Funds	Jennison Sector Funds, Inc.
PGIM Jennison Financial Services Fund	Prudential Jennison Financial Services Fund	6/27/05
and Prudential Financial Services Fund
Prudential Health Sciences Fund d/b/a
PGIM Jennison Health Sciences Fund	Prudential Jennison Health Sciences Fund,	6/27/05
Jennison Health Sciences Fund
PGIM Jennison Utility Fund	Prudential Utility Fund d/b/a Prudential	6/27/05
Jennison Utility Fund, Jennison Utility Fund
Prudential Short-Term Corporate Bond Fund, Inc.	Dryden Short-Term Bond Fund, Inc.
PGIM Short-Term Corporate Bond Fund	Prudential Short-Term Corporate Bond Fund,	6/6/05
Inc.
Prudential World Fund, Inc.
PGIM Emerging Markets Debt Local Currency Fund	Prudential Emerging Markets Debt Local	3/30/11
Currency Fund
PGIM Emerging Markets Debt Hard Currency Fund	Prudential Emerging Markets Debt Hard	12/1/17
Currency Fund
PGIM QMA International Equity Fund
PGIM Quant Solutions International Equity Fund	Prudential QMA International Equity, Fund	6/6/05
Prudential International Equity Fund

PGIM Jennison Emerging Markets Equity Opportunities	Prudential Jennison Emerging Markets Equity
Fund	Fund	9/3/14
PGIM Jennison Global Infrastructure Fund	Prudential Jennison Global Infrastructure	8/12/13
Fund
PGIM Jennison Global Opportunities Fund	Prudential Jennison Global Opportunities	3/14/12
Fund
PGIM Jennison International Opportunities Fund	Prudential Jennison International	6/5/12
Opportunities Fund
The Target Portfolio Trust
PGIM Corporate Bond Fund		5/1/15
PGIM Quant Solutions Small Cap Value		9/1/2017
PGIM Core Bond Fund		2/1/15
CLOSED END FUNDS
Date of First
RIC/Fund Name	Former Name	Service
PGIM High Yield Bond Fund, Inc.	Prudential Short Duration High Yield Fund,	3/8/12
Inc.
PGIM Global High Yield Fund, Inc.	Prudential Global Short Duration High Yield	9/24/12
Fund, Inc.
PGIM Short Duration High Yield Opportunities Fund		10/9/20
PGIM Private Real Estate Fund, Inc.		3/30/2022
EXCHANGE TRADED FUNDS
Date of First
RIC/Fund Name	Former Name	Service
PGIM ETF Trust
PGIM Ultra Short Bond ETF
PGIM Active High Yield Bond ETF
PGIM Quant Solutions Strategic Alpha International Equity
ETF
PGIM Active Aggregate Bond ETF
PGIM Total Return Bond ETF
PGIM Floating Rate Income ETF		May 17, 2022